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                                                                  Exhibit 99.1
[ZOLTEK logo]

FOR IMMEDIATE RELEASE
---------------------

                     ZOLTEK REPORTS SECOND QUARTER RESULTS
                     -------------------------------------

         ST. LOUIS, MISSOURI -- MAY 11, 2009 -- Zoltek Companies, Inc. (Nasdaq: ZOLT) today reported results for the second quarter and first half of its 2009 fiscal year.

         Zoltek's net sales for the second quarter of fiscal 2009, ended March 31, totaled $36.0 million, compared to $49.6 million in the second quarter of fiscal 2008, a decrease of 27%. Operating income in fiscal 2009's second quarter was $2.1 million, compared to $8.3 million in the second quarter of fiscal 2008, a decrease of 75%. Zoltek's net income for the latest quarter was $0.5 million, compared to $4.3 million in the second quarter of fiscal 2008.

         For the first half of fiscal 2009, Zoltek's net sales were $74.6 million, compared to $89.7 million in the first half of fiscal 2008, a decrease of 17%. Operating income was $5.5 million for the first half of fiscal 2009, compared to $13.1 million in the first half of fiscal 2008, a decrease of 58%. Zoltek reported net income of $1.0 million for the first half of fiscal 2009, compared to net income of $6.9 million in the first half of fiscal 2008.

         "After four years of strong consistent growth in revenues and profitability, we are disappointed with Zoltek's performance through the first six months of 2009," said Zsolt Rumy, Zoltek's Chairman and Chief Executive Officer. "It is unfortunate that the global economic downturn has affected our industry and interrupted the momentum of our revenue growth just when we took a quantum leap in increasing our ability to serve the needs of the current and potential new users of commercial carbon fibers with addition of our Mexican facility for precursor and carbon fiber production. However, we firmly believe this situation is no more than temporary - and by no means represents a permanent change in our business prospect or our outlook."

         Based on Zoltek's marketing activities, including recent participation in two global conferences - on wind energy and advanced composites - Rumy added, "As bad as this year has been so far, there is a strong consensus within the industry that the fundamentals for resumption of historical growth trends as soon as next year are as strong as ever - given carbon fiber's position as the key enabling material in reaching new levels of performance in wind energy, automobiles, deep-sea drilling and other application areas. In the case of wind power, which we believe offers the most imminent potential for additional growth, the uncertainty of the financial support by the US government has negatively affected the industry. New wind farm activity has slowed as developers, wind turbine equipment manufacturers and their financing sources are waiting to see what government benefits can be expected. Although project cancellations are very uncommon, a number of them are on hold until the economic uncertainties are cleared up."

         Rumy noted that as a part of the global economic situation Zoltek's revenues in the first half of the year were adversely affected by the Euro's decline against the dollar and by falling energy and raw material costs that were passed along to customers as price reductions. The costs associated with the start-up of Zoltek's recently


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[ZOLTEK logo]
Zoltek Reports Second Quarter Results
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May 11, 2009

------------------------------------------------------------------------------

acquired Mexican facility were also a factor in causing the company's gross profit to decline to $9.1 million in the second quarter of fiscal 2009 from $14.0 million in the second quarter of fiscal 2008.

         "Even in this unexpected global downturn that we are experiencing today, Zoltek continues to be profitable, reduce our long-term debt and produce positive cash flow from operations," Rumy said. "We have the ability to ride out the current storm as we continue to actively pursue new orders and prepare for the strong growth that we believe is sure to follow."

         "We have the confidence of knowing that governments and public utilities around the world are united in wanting to make wind energy a much bigger part of the overall energy mix. Wind energy is the only renewable energy, particularly the large turbines which are using carbon fiber-reinforced blades, that economically competes with fossil fuels in generating electricity. We also have every confidence that growth in existing markets and developments in automotive field and deep sea drilling will generate huge new demands for our carbon fibers. The revolution in building materials based on carbon fibers is real and it will continue not just for years, but for decades."

         Zoltek will host a conference call to review second quarter results and answer questions on Tuesday, May 12, 2009, at 10:00 am CT. The conference dial-in number is (888) 215-6825. The confirmation code is 4805527. Individuals who wish to participate should dial in 5 to 10 minutes prior to the scheduled start time. This conference call will also be webcast on Zoltek's website -- under "Investor Relations - Events & Presentations." The webcast replay will be available on the website several hours after the call.

                       FOR FURTHER INFORMATION CONTACT:
                         ZSOLT RUMY, CHAIRMAN AND CEO
                              3101 MCKELVEY ROAD
                              ST. LOUIS, MO 63044
                                (314) 291-5110

This press release contains certain statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "believe," "goal," "plan," "intend," "estimate," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of us, our directors and officers with respect to, among other things: (1) our financial prospects; (2) our growth strategy and operating strategy, including our focus on facilitating acceleration of the introduction and development of mass market applications for carbon fibers; (3) our current and expected future revenue; and (4) our ability to complete financing arrangements that are adequate to fund current operations and our long-term strategy.

This press release also contains statements that are based on the current expectations of our company. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The factors that might cause such differences include, among others, our ability to: (1) penetrate existing, identified and emerging markets, including entering into new supply agreements with large volume customers for wind energy and other high volume commercial applications; (2) continue to improve efficiency at our manufacturing facilities on a timely and cost-effective basis to meet current order levels of carbon fibers; (3) successfully add new planned capacity for the production of carbon fiber and precursor raw materials and meet our obligations under long-term supply agreements; (4) maintain profitable operations; (5) increase our borrowing at acceptable costs; (6) manage changes in customers' forecasted requirements for our products; (7) continue investing in application and market development in a range of industries; (8) manufacture low-cost carbon fibers and profitably market them despite changes in raw material and energy costs; (9) successfully operate our Mexican facility to produce acrylic fiber precursor and add carbon fiber production lines; (10) resolve the pending non-public, fact-finding investigation being conducted by the Securities and Exchange Commission; (11) successfully continue operations at our Hungarian facility if natural gas supply disruptions occur; and (12) manage the risks identified under "Risk Factors" below and in our filings with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements.


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Zoltek Reports Second Quarter Results
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May 11, 2009

-------------------------------------------------------------------------------------------------------------------------

                                                  ZOLTEK COMPANIES, INC.
                                                 SUMMARY FINANCIAL RESULTS
                                       (Amounts in thousands, except per share data)
                                                        (Unaudited)

                                                                                                   Three Months Ended
                                                                                                   ------------------
                                                                                                March 31,      March 31,
                                                                                                  2009           2008
                                                                                               --------------------------
Net sales.................................................................................     $    36,006    $    49,581
Cost of sales.............................................................................          26,888         35,556
    Gross profit..........................................................................           9,118         14,025
Application and development costs.........................................................           1,726          2,062
Selling, general and administrative expenses..............................................           5,341          3,653
OPERATING INCOME..........................................................................           2,051          8,310
Interest income...........................................................................             105            847
Gain on foreign currency transactions.....................................................           1,073            119
Other, net................................................................................            (206)          (344)
Interest expense, excluding amortization of financing fees and debt discount..............            (377)          (374)
Amortization of financing fees and debt discount..........................................          (1,593)        (1,843)
                                                                                               -----------    -----------
    INCOME FROM OPERATIONS BEFORE INCOME TAXES............................................           1,053          6,715
Income tax expense........................................................................             580          2,404
                                                                                               -----------    -----------

NET INCOME................................................................................     $       473    $     4,311
                                                                                               ===========    ===========

Basic and diluted income per share.......................................................      $      0.01    $      0.13

Weighted average common shares outstanding - basic.......................................           34,406         33,943

Weighted average common shares outstanding - diluted.....................................           34,482         34,042



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[ZOLTEK logo]
Zoltek Reports Second Quarter Results
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May 11, 2009

-------------------------------------------------------------------------------------------------------------------------

                                                  ZOLTEK COMPANIES, INC.
                                                 SUMMARY FINANCIAL RESULTS
                                       (Amounts in thousands, except per share data)
                                                        (Unaudited)

                                                                                                    Six Months Ended
                                                                                                    ----------------
                                                                                                March 31,      March 31,
                                                                                                  2009           2008
                                                                                               --------------------------
Net sales.................................................................................     $    74,635    $    89,653
Cost of sales.............................................................................          55,253         64,869
      Gross profit........................................................................          19,382         24,784
Application and development costs.........................................................           3,448          3,958
Selling, general and administrative expenses..............................................          10,408          7,725
OPERATING INCOME..........................................................................           5,526         13,101
Interest income...........................................................................             324          2,039
Gain on foreign currency transactions.....................................................           1,251             70
Other, net................................................................................            (460)          (437)
Interest expense, excluding amortization of financing fees and debt discount..............            (945)        (1,051)
Amortization of financing fees and debt discount..........................................          (3,557)        (3,398)
                                                                                               -----------    -----------
      INCOME FROM OPERATIONS BEFORE INCOME TAXES..........................................           2,139         10,324
Income tax expense........................................................................           1,130          3,409
                                                                                               -----------    -----------

NET INCOME................................................................................     $     1,009    $     6,915
                                                                                               ===========    ===========

Basic and diluted income per share........................................................     $      0.03    $      0.20

Weighted average common shares outstanding - basic........................................          34,405         33,849

Weighted average common shares outstanding - diluted......................................          34,486         34,007


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[ZOLTEK logo]
Zoltek Reports Second Quarter Results
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May 11, 2009

-----------------------------------------------------------------------------------------------------------------------------

                                                  CONSOLIDATED BALANCE SHEET
                                   (Amounts in thousands, except share and per share data)
                                                         (Unaudited)

                                                                                                  March 31,    September 30,
                                                                                                    2009           2008
                                                                                                 ---------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Current assets:
     Cash and cash equivalents.................................................................  $     16,476   $    29,224
     Restricted cash...........................................................................             -        23,500
     Accounts receivable, less allowance for doubtful accounts of $1,299 and
        $1,754, respectively...................................................................        31,470        42,690
     Inventories, net..........................................................................        50,089        45,659
     Other current assets......................................................................        12,808         9,432
                                                                                                 ------------   -----------
         Total current assets..................................................................       110,843       150,505
Property and equipment, net....................................................................       236,572       288,894
Other assets...................................................................................           471           765
                                                                                                 ------------   -----------
         Total assets..........................................................................  $    347,886   $   440,164
                                                                                                 ============   ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
-----------------------------------------------------------------------------------------------------------------------------
Current liabilities:
     Legal liabilities.........................................................................  $          -   $    29,083
     Credit lines..............................................................................        11,464         5,174
     Current maturities of long-term debt......................................................         7,224         7,427
     Trade accounts payable....................................................................         9,478        15,093
     Accrued expenses and other liabilities....................................................         7,377         9,278
     Construction payables.....................................................................         2,664         8,450
                                                                                                 ------------   -----------
         Total current liabilities.............................................................        38,207        74,505
Long-term debt, less current maturities........................................................         1,690         3,562
Hungarian grant, long-term ....................................................................         7,424        10,882
Deferred tax liabilities.......................................................................        10,847         4,521
Other long-term liabilities....................................................................            17            28
                                                                                                 ------------   -----------
         Total liabilities.....................................................................        58,185        93,498
                                                                                                 ------------   -----------
Commitments and contingencies..................................................................             -             -
Shareholders' equity:
     Preferred stock, $.01 par value, 1,000,000 shares authorized,
        no shares issued and outstanding.......................................................             -             -
     Common stock, $.01 par value, 50,000,000 shares authorized,
        34,405,692 and 34,389,428 shares issued and outstanding at
        March 31, 2009 and September 30, 2008, respectively....................................           344           344
     Additional paid-in capital................................................................       493,025       491,175
     Accumulated other comprehensive (loss) income.............................................       (48,094)       11,730
     Accumulated deficit ......................................................................      (155,574)     (156,583)
                                                                                                 ------------  ------------
         Total shareholders' equity............................................................       289,701       346,666
                                                                                                 ------------  ------------
         Total liabilities and shareholders' equity............................................  $    347,886  $    440,164
                                                                                                 ============  ============


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[ZOLTEK logo]
Zoltek Reports Second Quarter Results
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May 11, 2009

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                                             OPERATING SEGMENTS SUMMARY
                                               (Amounts in thousands)
                                                    (Unaudited)

                                                                      THREE MONTHS ENDED MARCH 31, 2009
                                                                      ---------------------------------
                                                              CARBON       TECHNICAL     CORPORATE/
                                                              FIBERS         FIBERS         OTHER          TOTAL
                                                              ------         ------         -----          -----
Net sales..............................................    $    28,914    $     6,490    $      602     $    36,006
Cost of sales..........................................         21,350          5,180           358          26,888
Gross profit...........................................          7,564          1,310           244           9,118
Operating income (loss)................................          4,730            603        (3,282)          2,051
Depreciation...........................................          3,293            390           270           3,953
Capital expenditures...................................          4,538            101            81           4,720

                                                                      THREE MONTHS ENDED MARCH 31, 2008
                                                                      ---------------------------------
                                                              CARBON       TECHNICAL     CORPORATE/
                                                              FIBERS         FIBERS         OTHER          TOTAL
                                                              ------         ------         -----          -----
Net sales..............................................    $    41,857    $     6,564    $    1,160     $    49,581
Cost of sales..........................................         29,481          5,084           991          35,556
Gross profit...........................................         12,376          1,480           169          14,025
Operating income (loss)................................         10,335            859        (2,884)          8,310
Depreciation...........................................          2,935            467           400           3,802
Capital expenditures...................................          9,577            307         2,341          12,225

                                                                       SIX MONTHS ENDED MARCH 31, 2009
                                                                       -------------------------------
                                                              CARBON       TECHNICAL     CORPORATE/
                                                              FIBERS         FIBERS         OTHER          TOTAL
                                                              ------         ------         -----          -----
Net sales..............................................    $    61,630    $    11,755    $    1,250     $    74,635
Cost of sales..........................................         45,080          9,183           990          55,253
Gross profit...........................................         16,550          2,572           260          19,382
Operating income (loss)................................         11,236          1,134        (6,844)          5,526
Depreciation...........................................          6,664            809           553           8,026
Capital expenditures...................................         12,363            537           154          13,054

                                                                       SIX MONTHS ENDED MARCH 31, 2008
                                                                       -------------------------------
                                                              CARBON       TECHNICAL     CORPORATE/
                                                              FIBERS         FIBERS         OTHER          TOTAL
                                                              ------         ------         -----          -----
Net sales..............................................    $    75,976    $    11,597    $    2,080     $    89,653
Cost of sales..........................................         54,439          8,797         1,633          64,869
Gross profit...........................................         21,537          2,800           447          24,784
Operating income (loss)................................         18,151            942        (5,992)         13,101
Depreciation...........................................          5,528          1,009           625           7,162
Capital expenditures...................................         21,639            623         2,443          24,705